INVENTORIES, NET	12 Months Ended
Dec. 31, 2012
INVENTORIES, NET
5.	INVENTORIES, NET

Inventories are stated at the lower of cost or market value. Cost is based on the weighted average cost by adjusting standard cost to approximate actual manufacturing costs on a quarterly basis; the cost is therefore dependent on the Company’s manufacturing performance. In the case of underutilization of manufacturing facilities, the costs associated with the excess capacity are not included in the valuation of inventories but charged directly to cost of sales.

Provisions for obsolescence are estimated for excess uncommitted inventories based on the previous quarter’s sales, backlog of orders and production plans.

Inventories, net of reserve, consisted of the following:

	December 31, 2012	December 31, 2011
Raw materials	78	105
Work-in-process	941	1,002
Finished products	334	424
Total	1,353	1,531